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                                                                    EXHIBIT 10.2


             SUBORDINATION NON-DISTURBANCE AND ATTORNMENT AGREEMENT
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     This AGREEMENT is made and entered into as of March 28, 1997, by and among
LaSalle National Bank, AS TRUSTEE FOR Asset Securitization Corporation COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES D4 ("Lender"), OLD CAMBRIDGE PROPERTY LLC ("Landlord") and MILLENNIUM PHARMACEUTICALS INC. ("Tenant").

     1.   RECITALS.
          ---------

          1.1 MORTGAGE. Lender is the holder of a Promissory Note dated December 27, 1996, in the original principal amount of $69,700,000 of Landlord, which is secured, inter alia, by a Mortgage and Security Agreement (the "Mortgage") and Assignment of Lease and Rents (the "Lease Assignment") covering premises more particularly described in the Mortgage (the "Premises").

          1.2 LEASE. Landlord and Tenant entered into a Lease dated March 28, 1997, (the "Lease"), whereby Landlord demised to Tenant a portion of the Premises (the "Demised Premises").

     2. CONSIDERATION. The terms of the Lease constitute a material inducement to Lender's consent thereto and entering into and performing this Agreement.

     3. SUBORDINATION OF THE LEASE. Subject to the terms hereof, this Lease shall be and is hereby made subject and subordinate to the Mortgage.

     4. NON-DISTURBANCE. Lender shall not, in the exercise of any right, remedy, or privilege granted by the Mortgage or the Lease Assignment, or otherwise available to Lender at law or in equity, disturb Tenant's possession or rights under the Lease so long as:

          (a) Tenant is not in default beyond applicable notice and cure periods under any provision of the Lease or this Agreement at the time Lender exercises any such right, remedy or privilege; and

          (b) The Lease at that time is in force and effect according to its original terms, or with such amendments or modifications as Lender shall have approved, if such approval is required by the terms of the Mortgage or the Lease Assignment; and

          (c) Tenant thereafter continues to fully and punctually perform all of its obligations under the Lease without default thereunder beyond any applicable cure period; and


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          (d)  Tenant attorns to or at the direction of Lender, as provided in
               Paragraph 5.

Without limiting the foregoing, and so long as the foregoing conditions are met, Lender agrees that (i) Tenant will not be named as a party to any foreclosure or other proceeding instituted by Lender to enforce the terms of the Mortgage or the Lease Assignment; (ii) any sale or other transfer of the Demised Premises or of the Landlord's interest in the Lease, pursuant to foreclosure or any voluntary conveyance or other proceeding in lieu of foreclosure, will be subject and subordinate to Tenant's possession under the Lease; and (iii) the Lease will continue in force and effect according to its original term, or with such amendments as Lender shall have approved, if such approval is required by the terms and conditions of the Mortgage or the Lease Assignment.

     5. ATTORNMENT. Tenant shall attorn to Lender, to any receiver or similar official for the Demised Premises appointed at the instance and request, or with the consent, of Lender and to any person who acquires the Demised Premises, or the Landlord's interest in the Lease, or both, pursuant to Lender's exercise of any right, remedy or privilege granted by the Mortgage, or otherwise at law or in equity. Without limitation, Tenant shall attorn to any person or entity that acquired the Demised Premises pursuant to foreclosure of the Mortgage, or by any proceeding or voluntary conveyance in lieu of such foreclosure, or from Lender, whether by sale, exchange or otherwise. Any attornment to anyone other than Lender shall be conditioned upon Tenant receiving a non-disturbance from such entity.

     Upon any attornment under this Paragraph 5, the Lease shall continue in full force and effect as a direct lease between Tenant and the person or entity to whom Tenant attorns, except that such person or entity shall not be:

          (i) liable for any breach, act or omission of any prior landlord (except to the extent continuing during such person's ownership); or

          (ii) subject to any offsets, claims or defenses which Tenant might have against any prior landlord; or

          (iii) bound by any rent or additional rent or other payment in lieu of rent which Tenant might have paid to any prior landlord more than 30 days in advance of its due date under the Lease or which such person or entity has physical possession of; or

          (iv) bound by any amendment or modification of the Lease made without Lender's written consent, where such consent is required by the Mortgage; or




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          (v)  bound by any notice given by Tenant to Landlord, whether or not such notice is given pursuant to the terms of the Lease, unless a copy thereof was then also given to Lender; or

          (vi) be liable for any security deposit or other sums held by any prior landlord, unless actually received.

The person or entity to whom Tenant attorns shall be liable to Tenant under the Lease only during such person or entity's period of ownership, and such liability shall not continue or survive as to the transferor after a transfer by such person or entity of its interest in the Lease and the Demised Premises.

     6.   REPRESENTATIONS AND WARRANTIES.
          -------------------------------

          6.1 JOINT AND SEVERAL. Landlord and Tenant hereby jointly and severally represent and warrant to Lender as follows regarding the Lease:

          (a) A true and correct copy of the Lease (inclusive of all riders and exhibits thereto) is attached to the counterpart of this Agreement being delivered to Lender. There are no other oral or written agreements, understandings or the like between Landlord and Tenant relating to the Demised Premises or the Lease transaction.

          (b) Under the Lease, upon occupancy, Tenant will be obligated to pay base rent without present right of defense or offset, at the rate of $37,986.00 per month. No rent has been paid more than 30 days in advance, and Tenant has no claim against the Landlord for any deposits or other sums (other than the security deposit).

          (c) The Lease has not been modified, altered or amended in any respect.

          (d) The addresses for notices to be sent to Tenant and Landlord are as set forth in the Lease.

          (d) To Tenant's knowledge, Tenant has no right of first refusal, option or other right to purchase the Premises or any part thereof, including, without limitation, the Demised Premises.

          6.2 SEVERAL. Landlord and Tenant severally represent and warrant to Lender with respect to themselves, but not with respect to the other.

          (a) The execution of the Lease was duly authorized, the Lease was properly executed and is in full force and effect and is valid, binding and


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               enforceable against Tenant and Landlord and there exists no default, nor state of facts which with notice, the passage of time, or both, could ripen into a default, on the part of either Tenant or Landlord.

          (b) There has not been filed by or against nor, to the best of the knowledge and belief of the representing party, is there threatened against or contemplated by, Landlord or Tenant, a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States or of any state thereof, or any other action brought under said bankruptcy laws.

          (c) There has not been any assignment, hypothecation or pledge of the Lease or rents accruing under the Lease, other than pursuant to the Mortgage and the Lease Assignment. Tenant makes the representation set forth in this subparagraph only to its best knowledge and belief.

     7. RENTS. Landlord and Tenant jointly and severally acknowledge that the Lease Assignment provides for the direct payment to Lender of all rents and other monies due and to become due to Landlord under the Lease upon the occurrence of certain conditions as set forth in the Lease Assignment without Lender's taking possession of the Demised Premises or otherwise assuming Landlord's position or any of Landlord's obligations under the Lease. Upon receipt from Lender of written notice to pay all such rents and other monies to or at the direction of Lender, Landlord authorizes and directs Tenant thereafter to make all such payments to or at the direction of Lender, releases Tenant of any and all liability to Landlord for any and all payment so made, and shall defend, indemnify and hold Tenant harmless from and against any and all claims, demands, losses, or liabilities asserted by, through or under Landlord (except by Lender) for any and all payments so made. Upon receipt of such notice, Tenant thereafter shall pay all monies then due and becoming due from Tenant under the Lease to or at the direction of Lender, notwithstanding any provision of the Lease to the contrary. Tenant agrees that neither Lender's demanding or receiving any such payments, nor Lender's exercising any other right, remedy, privilege, power or immunity granted by the Mortgage or the Lease Assignment, will operate to impose any liability upon Lender for performance of any obligation of Landlord under the Lease unless and until Lender elects otherwise in writing or takes possession of the Premises. Such payments shall continue until Lender directs Tenant otherwise in writing.

     Tenant agrees not to pay any rent under the Lease more than 30 days in advance without Lender's consent. The provisions of this Paragraph 7 will apply from time to time throughout the term of the Lease.

     8. CURE. If Tenant becomes entitled to terminate the Lease or offset, withhold or abate rents because of any default by Landlord, then Tenant shall give Lender written notice specifying Landlord's default. Lender then shall have the right, but not the obligation, to cure the

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specified default within the following time periods:

          (a) Fifteen days after receipt of such notice with respect to defaults that can be cured by the payment of money; or

          (b) Thirty days after receipt of such notice with respect to any other default; unless the cure requires Lender to obtain possession of the Demised Premises, in which case such thirty day period shall not commence until Lender acquires possession, so long as Lender proceeds promptly to acquire possession of the Demised Premises with due diligence, by foreclosure of the Mortgage or otherwise.

Nothing contained in this Paragraph 8 shall require Lender to commence or continue any foreclosure or other proceedings, or, if Lender acquires possession of the Demised Premises, to continue such possession, if all defaults specified by Tenant in its notice are cured. Possession by a receiver, or other similar official appointed at the instance, or with the consent, of Lender shall constitute possession by Lender for all purposes under this Paragraph 8.

     9. ESTOPPEL LETTERS. Whenever reasonably requested by Lender, Landlord and Tenant from time to time shall severally execute and deliver to or at the direction of Lender, and without charge to lender, one or more written certifications of all of the matters as set forth in Paragraph 6, whether Tenant has exercised any renewal option or options and any other information the Lender may reasonably require to confirm the current status of the Lease, including, without limitation, a confirmation that the Lease is and remains subordinated as provided in this Agreement.

     10. CASUALTY AND EMINENT DOMAIN. Landlord and Tenant jointly and severally agree that the Mortgage permits Lender, at its option, to apply to the indebtedness from time to time secured by the Mortgage any and all insurance proceeds payable with respect to any casualty loss at the Demised Premises and any and all awards or other compensation that may be payable for the condemnation of all or any portion of the Demised Premises, or any interest therein, or by way of negotiated settlement or conveyance in lieu of condemnation; and Landlord and Tenant jointly and severally consent to any such application by Lender. Notwithstanding the foregoing, Landlord and Lender agree that any and all insurance or condemnation proceeds payable with respect to Tenant's property or the interruption or relocation of Tenant's business (except for rental loss insurance proceeds) will be paid to Tenant.

     11. NOTICES. All notices, demands, and other communications that must or may be given or made in connection with this Agreement must be in writing and, unless receipt is expressly required, will be deemed delivered or made 5 days after having been mailed by registered or certified mail, return receipt requested, or one day after having been mailed by express mail, in any event with sufficient postage affixed, and addressed to the parties as follows:


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                  TO LENDER:            C/O AMRESCO MANAGEMENT, INC.
                                        235 PEACHTREE STREET, N.E.
                                        SUITE 900
                                        ATLANTA, GEORGIA  30303
                                        ATTN:  ASSET MANAGEMENT GROUP


                  TO LANDLORD:          OLD CAMBRIDGE PROPERTY LLC
                                        C/O THE ATHENAEUM GROUP, INC.
                                        215 FIRST STREET
                                        CAMBRIDGE, MA  02142-1268


                  TO TENANT:            MILLENNIUM PHARMACEUTICALS INC.
                                        640 MEMORIAL DRIVE
                                        CAMBRIDGE, MA  02139

Such addresses may be changed by notice pursuant to this Paragraph 11; but notice of change of address is effective only upon receipt. Landlord and Tenant jointly and severally agree that they will furnish Lender with copies of all notices relating to the Lease. All communications to Lender shall reference "AMRESCO Loan No.: 400028062."

     12. SUCCESSORS AND ASSIGNS. As used in this Agreement, the word "Tenant" shall mean Tenant and any subsequent holder or holders of an interest under the Lease, as the text may require, provided that the interest of such holder is acquired in accordance with the terms and provisions of the Lease and the word "Lender" shall mean Lender or any other subsequent holder or holders of the Mortgage or any party acquiring title to the Demised Premises by purchase at a foreclosure sale, by deed of the Lender, or otherwise. Subject to the foregoing, this Agreement shall bind and inure to the benefit of Landlord, Tenant and Lender, their legal representatives, successors and assigns. The terms Lease, Mortgage and Lease Assignment shall include any and all amendments, modifications, replacements, substitutions, extensions, renewals and supplements thereto.

     13. FURTHER ASSURANCES. Landlord and Tenant from time to time shall execute and deliver at Lender's request all instruments that may be necessary or appropriate to evidence their agreement hereunder provided such instrument neither increases Tenant's obligations or decreases its rights under the Lease.

     14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument.


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     15.  SEVERABILITY. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or to any person or to particular circumstances is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                 LENDER:

                                 LaSalle National Bank, AS TRUSTEE FOR
                                 Asset Securitization Corporation COMMERCIAL
                                 MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES D4


                                 BY:   AMRESCO MANAGEMENT, INC.,
                                       ITS AUTHORIZED AGENT

                                       BY: /s/ Thomas J. Bauer
                                           -------------------------------
                                           DESIGNATED SERVICING OFFICER



                                 LANDLORD:
                                 BY:  OLD CAMBRIDGE PROPERTY LLC

                                 NAME:     /s/ Allan R. Jones
                                           -------------------------------
                                 TITLE:    President
                                           -------------------------------
                                           Cambridge F.A. Inc.
                                           Managing Member

                                 TENANT:
                                 BY:  MILLENNIUM PHARMACEUTICALS INC.

                                 NAME:     /s/ Peter Courossi
                                           -------------------------------

                                 TITLE:    Treasurer
                                           -------------------------------



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